EXHIBIT 10.

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                                  CONTRAT-CADRE





ENTRE

SAGEM SA, societe anonyme au capital de 37 890 522 Euros, dont le siege social est situe 27, rue Leblanc a PARIS (15eme), inscrite au Registre du Commerce et des Societes de Paris sous le n(degree) B 562 082 909,

Representee par M. Patrice FALLEVOZ
agissant en qualite de Directeur du Departement Cartes et Certification ci-apres designee par SAGEM



ET

ELVA SA, societe anonyme de droit francais, immatriculee au Registre du Commerce et des Societes de Nanterre sous le n(degree) B 408 777 746, au capital de 2 633 600 francs francais et ayant son siege social au 72-74 avenue Edouard Vaillant - 92100 Boulogne,

Representee par M. Patrick MISKO
agissant en qualite de President Directeur General

ci-apres designee par ELVA


AYANT PREALABLEMENT EXPOSE QUE:

ELVA a concu et developpe la technologie VocaliD(R) >>, decrite en annexe 1, comprenant une carte a puce d'identification vocale et les logiciels API (Application Programming Interface) permettant d'integrer la technologie VocaliD(R) dans des serveurs informatiques,

SAGEM, en tant que societe industrielle d'electronique et fabricant de cartes a puce, maitrise la conception de masques pour carte a puce, l'etude de procedes, l'industrialisation et la fabrication de micromodules, de supports de cartes et de cartes a puce,

Les parties ont signe et renouvele un accord de confidentialite destine a couvrir les possibilites de cooperation mutuelle,

ELVA souhaite beneficier de la notoriete de SAGEM en tant que Groupe industriel de haute technologie, occupant une place reconnue dans le domaine de la carte a puce, et confier a SAGEM, qui l'accepte, la fabrication des cartes VocaliD(R),

IL A ETE CONVENU CE QUI SUIT :


ARTICLE 1 - OBJET


Le present contrat-cadre a pour objet de definir les principes generaux concernant la gestion des commandes relatives a la fourniture de cartes VocaliD(R), conformement aux specifications techniques figurant en annexe 1, que ELVA pourra etre amenee a passer a SAGEM, et ce dans les conditions ci-apres definies.

Toute commande rattachee au present contrat-cadre devra y faire expressement reference.


ARTICLE 2 - PRINCIPES GENERAUX

SAGEM s'engage a assurer les prestations suivantes:

1.   Fabrication de cartes VocaliD(R)
2.   Fabrication de supports :
     - Pose des composants de la carte sur un support, par une technique de type pick and place>>,
     -    Laminage du corps de carte
3. Fabrication de micromodules VocaliD(R) et de micromodules bicomposants comprenant le composant de la carte VocaliD(R) et un autre composant, tel le composant SAGEM comportant le masque bancaire EMV.
4.   Fabrication de cartes, avec des micromodulesbicomposants.

Les points 2 et 3 comportant une etude de procedes, les couts de fabrication des cartes VocaliD(R), avec le support de carte fabrique par SAGEM et avec des micromodules bicomposants seront definis ou ajustes ulterieurement .

ELVA s' engage a fournir a SAGEM, a la signature du contrat,

     - La documentation technique et les echantillons de composants, en nombre suffisant, lui permettant d'effectuer l'etude de procedes de fabrication de supports de cartes et de micromodules a 2 puces, a savoir :

-----------------------------------------------------------
     Composants                         Quantites
-----------------------------------------------------------
-----------------------------------------------------------
Piezo                                      1 000

Piles                                      1 000

Micromodules                               1 000

Composants                               2 wafers


ELVA s' engage a fournir a SAGEM l'assistance necessaire, pour la mise au point des procedes.

SAGEM assure l'etude des procedes de fabrication de supports de cartes et de micromodules bi-composants, et la fabrication qui fera appel a ces procedes.

SAGEM fabrique les cartes VocaliD(R) en s'engageant sur la possibilite de traiter des commandes de volume, conformement au tableau joint en annexe 2.

En contrepartie des actions d'industrialisation de SAGEM, qui permettent a ELVA de se concentrer sur la commercialisation a grande echelle de VocaliD(R), ELVA s'engage a commander a SAGEM les quantites et parts de fabrication definies en annexe 2. En cas de non tenue des engagements minimaux, ELVA reversera a SAGEM une somme forfaitaire de (100 000 (euro) X xx%, xx etant le pourcentage de l'engagement minimal non tenu), au 31 decembre de la premiere annee pleine sur laquelle l'engagement n'aura pas ete tenu.

SAGEM pourra promouvoir VocaliD(R), et au cas par cas, apres accord prealable d'ELVA faire des offres commerciales selon les termes convenus prealablement avec ELVA

ELVA et SAGEM reconnaissent qu'une information reciproque est indispensable a la reussite de leur collaboration. Il est donc cree un comite de suivi charge de suivre le deroulement des travaux incombant a chaque partie au titre de ce contrat. Ce comite a pour mission de :

     - prendre connaissance de toutes les informations relatives a l'execution du present contrat ;
     - suivre l'avancement et la qualite des travaux menes par chacune des parties ;
     - examiner en commun les choix techniques operes par chacune des parties, celle-ci conservant la decision sur l'organisation et sur l'execution technique de la prestation lui incombant au titre du present contrat ;
     -    suivre la bonne execution du contrat.

Ce comite de suivi est compose de deux representants de chacune des parties (chef de projet et technicien) et se reunira une fois par mois pendant les six premiers mois suivant la date d'entree en vigueur du present contrat. Ensuite, les reunions seront trimestrielles ou a chaque fois que l'une des parties l'estimera necessaire.

ARTICLE 3 - DUREE

Le present contrat prend effet a la date de signature par la derniere des parties et se termine au 31 Decembre 2004.

Il sera tacitement reconductible pour des periodes successives de une annee sauf possibilite pour les parties d'y mettre fin par lettre recommandee avec accuse de reception moyennant le respect d'un preavis de 6 mois avant l'echeance en cours.

Le present contrat-cadre restera toutefois applicable aux commandes en cours lors de la resiliation.

ARTICLE 4 - MODALITES D'EXECUTION

Toute commande devra obligatoirement preciser :

     -    les caracteristiques et la quantite du produit a livrer,
     -    le lieu et les delais de livraison,
     -    le prix.

Pour que la commande soit executable, ELVA devra communiquer a SAGEM les personnalisations visuelles et electriques des cartes.

SAGEM  accusera   reception  des  commandes  par  ecrit   (telecopie,   courrier
electronique) dans les 3 jours ouvres de leur reception,  a l'adresse suivante :
ELVA 72-74 avenue Edouard Vaillant - 92100 Boulogne.

Toute modification ou resiliation de la commande demandee par l'une ou l'autre des parties ne pourra etre prise en consideration que si celle-ci est parvenue par ecrit avant la mise en production des produits.

ARTICLE 5 - LIVRAISONS

5.1  Modalites

Avec un preavis de 2 mois par rapport a la premiere livraison prevue, ELVA fera parvenir a SAGEM un programme previsionnel de livraison etale sur 6 mois precisant pour chaque mois les quantites previsionnelles dont la livraison est envisagee. En tenant compte des livraisons anterieurement effectuees, ces previsions seront mises a jour tous les mois.

Les livraisons seront effectuees par la mise a disposition des Produits dans les locaux designes par ELVA dans la commande et situes en France metropolitaine, ou a l'etranger.

Le  bordereau  de  livraison  qui  sera  remis  a  ELVA  devra   obligatoirement
mentionner:

     -    la reference du present contrat-cadre ainsi que celle de la commande,
     -    la reference SAGEM du produit livre,
     -    la quantite totale du produit livre.


5.2  Delais

Les livraisons seront effectuees dans les delais prevus en annexe 2, ou fixes d'un commun accord lors de chaque commande. SAGEM informera ELVA au plus tot de tout eventuel retard et mettra en oeuvre les ressources possibles pour limiter celui-ci. En cas de retards du fait de SAGEM, superieurs a 2 semaines, concernant l'execution d'une commande, ELVA pourra demander une refaction du prix des fournitures en retard de VR/1000 1par jour de retard, au-dela des 2 premieres semaines. Cette refaction sera plafonnee a 20% du dit prix. Au dela, ELVA pourra annuler sa commande moyennant un preavis de 15 jours reste infructueux. En cas de retards repetes et systematiques, ELVA se reserve le droit de reconsiderer la part de production confiee a SAGEM, telle que definie en annexe 2.


5.3  Qualite

Pour chaque livraison, un proces-verbal de controle certifiant la conformite du produit aux specifications de la commande sera envoye a ELVA. Au cas ou des essais particuliers y seraient en outre specifies, ceux-ci devraient faire l'objet d'un proces-verbal a joindre au certificat.

5.4  Transfert de propriete - Transfert des risques

Le transfert des risques s'effectuera a la livraison des Produits au lieu indique dans la commande. Le transfert de propriete se fera apres complet paiement des Produits.


ARTICLE 6 - TRANSPORT

Le transport et la livraison des Produits s'opereront aux frais et risques de SAGEM , qui facturera en sus les frais d'expedition, de transport et d'assurance, majores de 10%. Lors de la reception des Produits dans ses locaux, ELVA ou son client devra, le cas echeant, formuler a SAGEM toutes reserves concernant l'etat des Produits et au transporteur que cette derniere aura eventuellement mandate et les confirmer dans les trois (3) jours par lettre recommandee avec accuse de reception a SAGEM et au transporteur.

ARTICLE 7 - GARANTIE

Apres 6 mois de production,SAGEM garantira un taux de defaut de fabrication maximal sur les Produits livres n'excedant pas 5 par 10 000 cartes livrees, contre tout defaut pouvant les affecter, sauf vice de conception d'un composant dont ELVA aurait la responsabilite de la conception ou du choix, pendant une periode de 12 mois a compter de leur livraison.

En outre, les Produits sont soumis a la garantie legale contre les consequences des defauts ou vices caches, conformement aux articles 1641 et suivants du Code Civil.


ELVA s'engage a informer par ecrit SAGEM de la defectuosite du produit livre et a le lui reexpedier si celle-ci l'estime necessaire. Dans cette hypothese, SAGEM prendra a sa charge les frais de reexpedition du Produit.

Au titre de la garantie, en cas de depassement du taux maximal de defauts cite ci-dessus, SAGEM remplacera gratuitement les produits defectueux sous un delai maximum de 2 mois a compter du moment ou elle a ete informee du probleme par ELVA. Cette garantie couvre les frais de main-d'oeuvre et tous les autres frais necessites par le remplacement des produits defectueux.

Cette garantie ne couvre pas l'usure normale et les defectuosites resultant d'un emploi non conforme a la destination du Produit ou aux recommandations de SAGEM.

Les stipulations ci-dessus constituent, sauf cas de faute lourde, les seules responsabilites de SAGEM a l'egard de ELVA en cas de defectuosites des Produits.


ARTICLE 8 - PRIX

Les prix des Produits figurent dans l'Annexe 3 sont fermes et applicables aux commandes emises par ELVA pour la duree initiale du present contrat. Ils ne comprennent pas les frais d'expedition, transport et assurance qui seront factures comme defini a l'article 6. En cas d'evolution majeure (superieure a 10%, a la hausse ou a la baisse) des composants, les parties se concerteront pour modifier les prix en consequence.


ARTICLE 9 - FACTURATION

Les factures seront etablies par SAGEM a la date de livraison, telle qu'elle est definie a l'article 4 du present contrat.

Les factures devront etre detaillees et rappeler les references du present contrat-cadre, de la commande et du bordereau de livraison. Elles devront etre adressees en double exemplaire a ELVA 72-74 avenue Edouard Vaillant - 92100 Boulogne.


ARTICLE 10 - PAIEMENT


Les factures seront payables par cheque ou virement bancaire, a 30 jours. En cas de retard excedant 2 semaines, SAGEM sera fondee a demander des indemnites de retard au taux legal majore de 2 points.

ARTICLE 11 - QUALITE

SAGEM atteste que ses fabrications sont realisees sous assurance de la qualite conformement aux normes d'assurances de qualite ISO 9002. ELVA a le droit d'inspecter les lieux de fabrication de SAGEM selon des modalites a definir en commun et selon une frequence et un preavis raisonnables. De convention expresse, ce droit s'exercera sans qu'il puisse resulter de perturbations pour le planning de fabrication de SAGEM .

ARTICLE 12- RECEPTION

Les operations de reception ont pour but de verifier contradictoirement que les Produits livres sont conformes aux specifications techniques de l'annexe 1. Les essais a effectuer sont definis dans le Plan d'Assurance Qualite du produit, etabli par SAGEM et valide par ELVA.

SAGEM previendra ELVA de la disponibilite des Produits pour les operations de reception avec un preavis de 7 jours calendaires. Apres reception de cet avis, ELVA disposera de 7 jours calendaires pour prevenir de l'envoi, a ses propres frais, de son personne d'inspection.

Les Produits qui ne satisfont pas aux essais de reception seront remplaces, aux frais de SAGEM, par des Produits conformes aux specifications contractuelles.

Si ELVA n'exerce pas son droit d'assister aux essais, les proces-verbaux d'essais etablis par SAGEM seront reputes contradictoires.

ARTICLE  13 - PROPRIETE INTELLECTUELLE

Chaque partie est proprietaire de la technologie et du savoir-faire qu'elle a developpes anterieurement ou qu'elle developpe en dehors de l'objet du present contrat. Toute amelioration ou perfectionnement a la technologie VocalID(R) >> apportee par SAGEM au cours de l'execution du present contrat est utilisable librement par les parties. Dans le cas ou une telle amelioration ou un tel perfectionnement etait brevetable, ELVA effectuera les operations de depot a son nom et a ses frais en concedant a SAGEM une licence gratuite et irrevocable pour une exploitation libre dudit brevet.

Toute amelioration ou perfectionnement a la technologie VocalID(R) >> apportee par ELVA au cours de l'execution du present contrat est utilisable librement par SAGEM dans le cadre du present contrat. Toute invention exterieure a la technologie VocalID(R) >>, mise au point par SAGEM, au cours de l'execution du present contrat, restera la propriete de SAGEM, qui pourra en conceder l'usage a ELVA, dans des conditions de licence a definir.

ARTICLE 14 - RESILIATION

ELVA pourra resilier, de plein droit et par lettre recommandee avec accuse de reception, le contrat et les commandes y faisant reference dans les cas suivants :

     - au cas ou SAGEM deviendrait insolvable, se trouverait en etat de cessation des paiements, redressement ou liquidation judiciaire, liquidation amiable, et ceci sans preavis

     - au cas ou SAGEM ne respecterait pas les obligations essentielles qui lui incombent au titre du present contrat-cadre ou d'une commande y faisant reference, et ceci apres mise en demeure de trente (30) jours restee infructueuse.

La resiliation prendra effet immediatement des la reception par SAGEM de la decision de ELVA de mettre fin au contrat et aux commandes y afferentes.

En aucun cas, la responsabilite de SAGEM envers ELVA au titre de l'inexecution ou de la mauvaise execution du contrat et/ou d'une commande ne pourra depasser le montant de la commande et exclut toute reparation de dommages indirects et /ou immateriels tels que notamment perte d'exploitation, d'image de chiffre d'affaires ou de clientele.

Les commandes en cours lors de la resiliation seront honorees conformement aux dispositions du present contrat-cadre.

ARTICLE 15 - CONFIDENTIALITE

Chaque partie s'engage a prendre les mesures necessaires notamment vis-a-vis de son personnel, pour que soient maintenues confidentielles les informations de toute nature qui lui sont communiquees comme telles par l'autre partie pendant l'execution du present contrat.

Ces obligations ne s'appliquent pas aux informations qui sont ou seront du domaine public ou qui, a la date de leur communication, sont en la possession legitime de la partie qui les recoit sous reserve que la partie qui allegue la presente stipulation soit en mesure d'apporter les preuves utiles.


ARTICLE 16 - LITIGES

Si un differend survenait a l'occasion de l'interpretation ou de l'execution du present contrat ou des commandes y afferentes, les parties s'efforceraient de le regler a l'amiable prealablement a toute action en justice.

En cas de desaccord persistant, le litige serait porte devant le Tribunal de Commerce de Paris, seul competent.

ARTICLE 17 - GENERALITES

Le present contrat recouvre l'integralite de l'accord intervenu entre les parties et remplace tous les accords ecrits ou oraux conclus a ce jour entre les parties et ayant trait au contenu de ce contrat.

Le present contrat ne peut etre modifie que par voie d'avenant signe entre les parties.

Le present contrat ne pourra etre cede ni transfere par l'une des parties a un tiers sans avoir obtenu l'accord prealable ecrit de l'autre partie.


Fait a

le

En 2 exemplaires originaux


POUR SAGEM SA                                      POUR ELVA


/s/ Patrice Fallevoz                         /s/M Patrick Misco
Director,
Departement Cartes et Certification


(Faire preceder la signature de la          (Faire preceder la signature de la
mention manuscrite "Lu et approuve")        mention manuscrite "Lu et approuve")

Annexe 1 :  Specifications techniques de la carte VocaliD(R)



Definies  par  le  document  ELVA  reference  :   Elva.jeb.st.Annexe  1  contrat
Sagem/Elva carte VD, version 1.0 du 11/10/01.

ANNEXE 2 : ENGAGEMENT DE VOLUMES ET DELAIS DES PARTIES

Engagements de delais de SAGEM, en fonction des quantites commandees :

-----------------------------------------------------------------------------------------------
                                                                            Cartes VocaliD
                             Cartes VocaliD(R)      Cartes VocaliD(R)            Bicomposants
                           Avec supports ELVA      Avec supports SAGEM   Avec supports SAGEM
-----------------------------------------------------------------------------------------------
Quantites                                         Delais en semaines
-----------------------------------------------------------------------------------------------
  10 000                           3                       5                     5

  50 000                           3                       5                     5

 100 000                           4                       6                     6

 200 000                           5                       8                     8

 500 000                           8                      10                     10

1 000 000                         12                      14                     14

2 000 000                         16                      18                     18

--------------------- ---------------------------- ------------------- ---------------------------
                           A reception de la        A compter de la       A compter de la
                       commande et des elements    validation du BAT     validation du BAT,
  T0 :                    de personnalisation                             par ELVA et les
                                                                         organismes bancaires.

--------------------- ---------------------------- ----------------------------------------------
Delai supplementaire    - Acceptation prealable               f(etude de procedes)
pour la premiere          d'echantillons par ELVA.    Acceptation prealable d'echantillons par
commande:               - Approvisionnement des                      ELVA.
                          composants.
--------------------- ---------------------------- ----------------------------------------------

Engagements d'ELVA:

----------------------------------------------------------------------------------------------
                                    De la signature du
                                         contrat          Annee 2003      Annee 2004
                                      Au 31/12/2002
----------------------------------------------------------------------------------------------
Previsions de ventes
d'ELVA,
en nombre de cartes:                     800 000            4 000 000        6 000 000
------------------ ------------------ ------------------- ---------------- -------------------
Engagement minimal
d'ELVA
envers SAGEM,
en nombre de
cartes :                                 600 000            1 800 000        2 600 000
------------------ ------------------ ------------------- ---------------- -------------------
Part               umodules
Garantie a SAGEM,  VocaliD(R)              100%              50%             50%
sur les            ------------------ ------------------- ---------------- -------------------
previsions,        umodules
independem         bicompo                 100%              100%            80%
ment de            sants
l'engagement       ------------------ ------------------- ---------------- -------------------
minimal d'ELVA.    Supports                100%              60%             50%
                   ------------------ ------------------- ---------------- -------------------
                   Cartes
                   VocaliD(R)              70%               50%             50%
                   ------------------ ------------------- ---------------- -------------------
                   Cartes
                   bicompo                 100%              80%             60%
                   sants
------------------ ------------------ ------------------- ---------------- -------------------
Part assuree a
SAGEM sur les
depassements des
previsions d'ELVA.
Pour un depassement
inferieur a 50%:                            60%               50%                          40%
------------------ ------------------ ------------------- ----------------------------- -------------------
Part assuree a
SAGEM sur les
depassements des
 previsions d'ELVA.
Pour un depassement
superieur a 50%:                            50%                        40%                          30%

ANNEXE 3 : PRIX

Les prix sont indiques en Euros hors taxes, EXW usine SAGEM en France.

-------------------------------------------------------------------------------------------------------------------------------
        Produits              Micromodules          Micromodules          Supports      Cartes VocaliD       Cartes avec
                                 VocaliD            bicomposants                                             micromodule
                                                                                                             bicomposant
--------------------- -------------------------- ------------------ ----------------- --------------------- -------------------

                              Livraison en bobines pour encartage       Non fraises      Livraison sans emballage individuel
                                                                                       quadrichromie recto, monochromie verso
--------------------- --------------------------------------------- ----------------- -----------------------------------------
          1000                    1,95                                                      12,83
------------------------------------------------                                       -----------------
          2000                    1,71                                                       9,22
------------------------------------------------    A determiner        A determiner   -----------------        A determiner
          5000                    1,51                                                       7,14
------------------------------------------------    apres etude         apre etude     -----------------        apres etude
         10 000                   1,37                                                       6,38
------------------------------------------------                                       -----------------
         20 000                   1,32                                                       6,03
------------------------------------------------                                       -----------------
         50 000                   1,29                                                       5,82
------------------------------------------------                                       -----------------
      100 000 et +                1,27                                                       5,74
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Options                couleur                couleur
 impression        supplementaire offset     supplementaire serigraphie
--------------------------------------------------------------------------------
    1000                    0,24                  0,05

    2000                    0,12                  0,04

    5000                    0,05                  0,03

   10 000                   0,03                  0,02

   20 000                   0,01                  0,02

   50 000                   0,01                  0,02

   100 000                  0,01                  0,02

  > 100 000                 0,01                  0,02

--------------------------------------------------------------------------------------------------------
         Options               Prestation           Pose de piste       Pose de pave         Pose
          carte                d'encartage           magnetique          signature       d'hologramme
--------------------------------------------------------------------------------------------------------
                             Livraison sans             HiCo            Serigraphie      Hors cout de
                          emballage individuel                                           l'hologramme
--------------------------------------------------------------------------------------------------------

          1 000                   1,50                  0,09                0,07             0,07

          2 000                   1,15                  0, 07               0,05             0,05

          5 000                   0,90                  0,06                0,04             0,04

         10 000                   0,75                  0,05                0,04             0,04

         20 000                   0,54                  0,05                0,03             0,03

         50 000                   0,40                  0,04                0,03             0,03

      100 000 et +                0,40                  0,04                0,03             0,03




------------------------------------------------
         Options                 Person-
    personnalisation        -nalisation piste
                               + embossage
------------------------------------------------

          1 000                   0,70

          2 000                   0,65

          5 000                   0,60

         10 000                   0,55

         20 000                   0,55

         50 000                   0,50

      100 000 et +                0,50






--------
1 VR= Valeur des fournitures en retard